SUPPLEMENT DATED DECEMBER 22, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                            JNLNY VARIABLE FUND I LLC

The sentence in the "PRINCIPAL INVESTMENT STRATEGIES" section for each of the Funds which reads:

     "The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days immediately following each Stock Selection Date and when cash flow activity occurs in the Fund."

should be deleted in its entirety and replaced with the following sentence:

     "The sub-adviser generally uses a buy and hold strategy, trading only within the 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund."

The section entitled "PRINCIPAL INVESTMENT STRATEGIES" should be deleted in its entirety and replaced with the following for the JNL/Mellon Capital Management Select Small-Cap Fund:

PRINCIPAL INVESTMENT STRATEGIES. Under normal circumstances, the Select Small-Cap Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 40 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) or The Nasdaq Stock Market (Nasdaq), on or about the last business day before each "Stock Selection Date." The Fund deems a small cap company to be one with a market capitalization between $250 million and $1.5 billion. These companies are selected only once annually on or about January 1 of each year, the Stock Selection Date. The sub-adviser generally uses a buy and hold strategy, trading only within 5 business days of each Stock Selection Date and when cash flow activity occurs in the Fund. The sub-adviser may also trade for mergers if the original stock is not the surviving company and for dividend reinvestment.

The second bullet under "ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND" should be deleted in its entirety and replaced with the following for the JNL/Mellon Capital Management Select Small-Cap Fund:

         o from those companies, the sub-adviser then selects only those companies which have a market capitalization of between $250 million and $1.5 billion and whose stocks have an average daily dollar trading volume of at least $2 million (these dollar limitations will be market adjusted);

In the chart entitled "HYPOTHETICAL COMPARISON OF TOTAL RETURN", the column entitled "JNL 5 Strategy" should be moved and placed after the column entitled "Global 15 Strategy."















(To be used with NV3174CE 5/04, NV4224 10/04, and NV5526 5/04.)

                                                                  NV5911 12/04